     As filed with the Securities and Exchange Commission on July 9, 2004.
                                                     Registration No.
================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------
                        FORM S-8 REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------

                          REGIONS FINANCIAL CORPORATION
               (Exact Name of Issuer as Specified in its Charter)

           DELAWARE                                             63-0589368
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

                              417 NORTH 20TH STREET
                            BIRMINGHAM, ALABAMA 35202
                                 (205) 944-1300
             (Address, including zip code, and telephone number of
                          Principal Executive Offices)

           REGIONS FINANCIAL CORPORATION 1999 LONG-TERM INCENTIVE PLAN
REGIONS FINANCIAL CORPORATION AMENDED AND RESTATED 1991 LONG-TERM INCENTIVE PLAN
         REGIONS FINANCIAL CORPORATION AMENDED AND RESTATED DIRECTORS'
                             STOCK INVESTMENT PLAN
                    REGIONS FINANCIAL CORPORATION 401(K) PLAN
             REGIONS FINANCIAL CORPORATION SUPPLEMENTAL 401(K) PLAN
              FIRST ALABAMA BANCSHARES, INC. 1988 STOCK OPTION PLAN
                                       and
UNION PLANTERS CORPORATION 1998 STOCK INCENTIVE PLAN FOR OFFICERS AND EMPLOYEES
    UNION PLANTERS CORPORATION AMENDED AND RESTATED 1992 STOCK INCENTIVE PLAN
            UNION PLANTERS CORPORATION 401(K) RETIREMENT SAVINGS PLAN
UNION PLANTERS CORPORATION AMENDED AND RESTATED 1996 DEFERRED COMPENSATION PLAN
                                 FOR EXECUTIVES
                                       and
STOCK OPTIONS ASSUMED BY REGIONS FINANCIAL CORPORATION IN ACQUISITIONS OF FIRST
   COMMUNITY BANKING SERVICES, INC., FIRST BANCSHARES, INC., FIRST COMMERCIAL CORPORATION, FLORIDA FIRST BANCSHARES, INC., FIRST STATE CORPORATION, FIRST
NATIONAL BANCORP, GF BANCSHARES, INC., GREENVILLE FINANCIAL CORPORATION, MINDEN
  BANCSHARES, INC., MORGAN KEEGAN, INC., PALFED, INC., PARK MERIDIAN FINANCIAL
     CORPORATION, BULLSBORO BANCSHARES, INC., AND VB&T BANCSHARES CORP.
                                       and
 STOCK OPTIONS ASSUMED BY UNION PLANTERS CORPORATION IN ACQUISITIONS OF CAPITAL BANCORPORATION, INC., CAPITAL FACTORS HOLDING, INC., CAPITAL SAVINGS BANCORP, INC., GRENADA SUNBURST SYSTEM CORPORATION, LEADER FINANCIAL CORPORATION, MAGNA
      GROUP, INC., PEOPLE'S FIRST CORPORATION, READY STATE BANK, STRATEGIC
               OUTSOURCING, INC., AND VALLEY FEDERAL SAVINGS BANK
                            (Full Title of the Plans)

                 R. ALAN DEER                              COPIES TO:
               GENERAL COUNSEL                         MICHAEL L. STEVENS
        REGIONS FINANCIAL CORPORATION                   ALSTON & BIRD LLP
            417 NORTH 20TH STREET                      ONE ATLANTIC CENTER
          BIRMINGHAM, ALABAMA 35202                1201 WEST PEACHTREE STREET
                (205) 326-7317                     ATLANTA, GEORGIA 30309-3424
   (Name, address, including zip code, and               (404) 881-7970
  telephone number, including area code, of
              agent for service)


                             -----------------------

                         CALCULATION OF REGISTRATION FEE

                                                       Proposed              Proposed
                                                        Maximum               Maximum
    Title of Securities             Amount to        Offering Price          Aggregate             Amount of
    to be Registered (1)          be Registered      Per Share (2)       Offering Price (2)     Registration Fee
    --------------------          -------------      -------------       ------------------     ----------------
        Common Stock,
par value $0.01 per share (3)        81,693,487             $30.46         $2,488,383,614           $151,193 (4)

    Deferred Compensation
       Obligations (5)             $200,000,000                N/A         $  200,000,000           $ 25,340

           Total                                                                                    $176,533 (4)

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Regions Financial Corporation 401(k) Plan and the Union Planters Corporation 401(k) Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) under the Securities Act of 1933 on the basis of the average of the high and low sales prices of the Registrant's common stock reported on the New York Stock Exchange on July 6, 2004.

(3) This Registration Statement on Form S-8 registers an aggregate of 42,729,098 shares of common stock of Regions Financial Corporation (f/k/a New Regions Financial Corporation)(the "Registrant") which may be issued upon the exercise of outstanding options (the "Outstanding Options") issued under the plans listed above (the "Plans"). In addition, this Registration Statement registers 7,588,955 shares of Registrant common stock which remain available for issuance pursuant to future awards under the Regions Financial Corporation 1999 Long-Term Incentive Plan, 10,875,434 shares of Registrant common stock which remain available for issuance pursuant to future awards under the Union Planters Corporation Amended and Restated 1992 Stock Incentive Plan, 500,000 shares which may be issued under the Regions Financial Corporation Amended and Restated Directors' Stock Investment Plan, 10,000,000 shares which may be issued under the Regions Financial Corporation 401(k) Plan, and 10,000,000 shares which may be issued under the Union Planters Corporation 401(k) Retirement Savings Plan. Pursuant to Rule 416 under the Securities Act of 1933, this Registration Statement also includes any additional shares that may hereafter become issuable in accordance with the adjustment and anti-dilution provisions of the Plans.

(4) The offering price is determined with respect to an aggregate of 39,176,294 shares of the Registrant's common stock that remain available for issuance under the Plans. An aggregate of 42,517,193 shares of the Registrant's common stock which may be issued upon exercise of certain of the Outstanding Options previously was registered pursuant to a Registration Statement on Form S-4 (Registration No. 333-113154).

(5) Represents $100,000,000 of deferred compensation obligations ("DCOs") under the Regions Financial Corporation Supplemental 401(k) Plan and $100,000,0000 of DCOs under the Union Planters Corporation Amended and Restated 1996 Deferred Compensation Plan for Executives.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

The documents containing the information specified in Part I of Form S-8 have been or will be sent or given to participants in the Plans as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended (the "Securities Act"). Such documents need not be filed with the Securities and Exchange Commission (the "SEC"), either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of Form S-8, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act. These documents are available without charge, upon written or oral request to the Secretary of the Registrant, Regions Financial Corporation, 417 North 20th Street, Birmingham, Alabama 35202, telephone number (205) 944-1300.

                                     PART II
                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

      The following documents filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by the Registrant, Regions Financial Corporation, Union Planters Corporation, the Regions Financial Corporation 401(k) Plan, the Regions Financial Corporation Supplemental 401(k), and the Union Planters Corporation 401(k) Plan are hereby incorporated by reference into this Registration Statement:

      (1) The Registrant's Current Report on Form 8-K filed with the SEC on July 1, 2004;

      (2) Regions' Annual Report on Form 10-K for the fiscal year ended December 31, 2003;

      (3) All other reports filed by Regions pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 2003;

      (4) Union Planters' Annual Report on Form 10-K for the fiscal year ended December 31, 2003;

      (5) All other reports filed by Union Planters pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 2003;

      (6) The description of Registrant's Common Stock contained in the Joint Proxy Statement/Prospectus under the heading "Description of New Regions Capital Stock" included in the Registrant's Registration Statement on Form S-4 (No. 333-113154), including any subsequent amendment or any report filed for the purpose of updating that description;

      (7) The Annual Report of the Regions Financial Corporation 401(k) Plan on Form 11-K for the fiscal year ended December 31, 2003;

      (8) The Annual Report of the Regions Financial Corporation Supplemental 401(k) Plan on Form 11-K for the fiscal year ended December 31, 2003; and

      (9) The Annual Report of the Union Planters Corporation 401(k) Retirement Savings Plan on Form 11-K for the fiscal year ended December 31, 2003.

      All documents filed with the SEC by the Registrant, the Regions Financial Corporation 401(k) Plan, the Regions Financial Corporation Supplemental 401(k) Plan, and the Union Planters Corporation 401(k) Retirement Savings Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the filing of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered hereby have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part of hereof from the respective dates of filing such documents. Any statement contained in a document incorporated or deemed incorporated herein by reference shall be deemed to be modified or superseded for the purpose of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is, or is deemed to be, incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

      This registration statement covers (i) shares of the Registrant's Common Stock that have been registered under Section 12 of the Exchange Act, (ii) deferred compensation obligations that may be issued under the Regions Financial Corporation Supplemental 401(k) Plan (the "Regions DCO Plan") and the Union Planters Corporation Amended and Restated 1996 Deferred Compensation Plan for Executives (the "Union Planters DCO Plan," and collectively, with the Regions DCO Plan, the "Deferred Compensation Plans"), and (iii) and an indeterminate amount of plan interests to be offered or sold pursuant to the Regions Financial Corporation 401(k) Plan and the Union Planters Corporation 401(k) Retirement Savings Plan.

      The following summary of the deferred compensation obligations ("DCOs") that may be issued under the Deferred Compensation Plans is qualified in its entirety by reference to the Deferred Compensation Plans, which are included as exhibits to this registration statement.

      The DCOs represent obligations of the Registrant to pay to participants certain compensation amounts that the participants have elected to defer. The Deferred Compensation Plans are intended to allow certain highly compensated employees to defer the payment of current compensation to future years for tax and financial planning purposes. The DCOs under the Regions DCO Plan are payable in cash and generally will be paid in either a lump-sum or in annual installments over a certain term upon retirement, death, or other termination of service. The DCOs under the Union Planters DCO Plan are payable in cash in a lump-sum upon retirement, death, or other termination of service. Participants in the Union Planters DCO Plan may also elect to receive some or all of the deferred amounts and related earnings pursuant to an in-service distribution.

      Subject to the terms and conditions set forth in the Regions DCO Plan, each participating employee may elect to defer eligible compensation, and amounts deferred are credited to each participant's account. Amounts in a participant's account will be indexed to one or more investment alternatives chosen by each participant from a range of such alternatives available under the Regions DCO Plan, including a Registrant Common Stock fund. Each participant's account will be adjusted to reflect the investment performance of the selected investment fund(s), including any appreciation or depreciation.

      Subject to the terms and conditions set forth in the Union Planters DCO Plan, each participating employee may elect to defer eligible compensation, and amounts deferred are credited to each participant's account, which is maintained as a "cash account" and a parallel phantom "stock account."

Interest on amounts in a participant's cash account will be credited each month based on the applicable federal rate (which is 120% of the applicable federal rate pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended). The participant's stock account will be indexed to a Registrant Common Stock fund and will be adjusted to reflect the investment performance of the Registrant's Common Stock, including any appreciation or depreciation. Upon distribution of a participant's account, the participant will receive the greater of the value of his or her cash account and his or her stock account.

      Under both of the Deferred Compensation Plans, the obligation to pay the balance of each participant's account shall at all times be an unfunded and unsecured obligation of the Registrant. Benefits are payable solely from the Registrant's general funds and are subject to the risk of corporate insolvency. Participants will not have any interest in any particular assets of the Registrant by reason of any obligation created under the Deferred Compensation Plans. A participant's right to the DCOs cannot be transferred assigned, pledged or encumbered except by a written designation of a beneficiary under the terms of the Deferred Compensation Plans.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

      Not Applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      The Registrant's certificate of incorporation provides that the Registrant shall indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law (the "DGCL").

      In addition, the Registrant's certificate of incorporation provides that no director shall be personally liable to the Registrant or its stockholders for monetary damages arising out of a breach of fiduciary duty, except for:

            - any breach of the director's duty of loyalty to the Registrant or its stockholders,

            - acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

            -     breaches under Section 174 of the DGCL, or

            - any transaction from which the director derived an improper personal benefit.

      Section 145 of the DGCL provides that, subject to certain limitations in the case of suits brought by a corporation and derivative suits brought by a corporation's stockholders in its name, a corporation may indemnify any person who is made a party to any suit or proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the corporation against expenses, including attorney's fees, judgments, fines and amounts paid in settlement reasonably incurred by him in connection with the action, through, among other things, a majority vote of the directors who were not parties to the suit or proceeding, if the person (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and (2) in a criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

      Section 145(b) of the DGCL provides that no such indemnification of directors, officers, employees or agents may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the Court of

Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

      Not Applicable.

ITEM 8. EXHIBITS.

Exhibit Number                           Description
--------------                           -----------
      4.1         Regions Financial Corporation Supplemental 401(k) Plan
                  (incorporated herein by reference to Regions' Registration
                  Statement on Form S-8, Registration No. 333-57264)

      4.2         Union Planters Corporation Amended and Restated 1996 Deferred
                  Compensation Plan for Executives (incorporated herein by reference to Exhibit 10 to Union Planters' Quarterly Report on
                  Form 10-Q dated September 30, 2002, File No. 1-10160)

      5.1         Opinion of Alston & Bird LLP

      23.1        Consent of Ernst & Young LLP relating to Regions Financial
                  Corporation

      23.2        Consent of PricewaterhouseCoopers LLP relating to Union
                  Planters Corporation

      23.3        Consent of PricewaterhouseCoopers LLP relating to Union
                  Planters Corporation 401(k) Retirement Savings Plan

      23.4        Consent of Alston & Bird LLP (included in Exhibit 5.1)

      24.1 Power of Attorney (included in signature pages to this Registration Statement)

      In lieu of the opinion of counsel or determination letter contemplated by
Item 601(b)(5) of Regulation S-K, the Registrant hereby undertakes that it or either of Regions or Union Planters, as the Registrant's predecessors, will submit or has submitted the Regions Financial Corporation 401(k) Plan and the Union Planters Corporation Retirement Savings 401(k) Plan and any amendments thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify such plans under Section 401 of the Internal Revenue Code of 1986, as amended.

ITEM 9. UNDERTAKINGS.

      (a) The undersigned Registrant hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

            (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in this registration statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

      Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

            (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities being offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on the 1st day of July, 2004.

                                    REGIONS FINANCIAL CORPORATION

                                    By: /s/ CARL E. JONES, JR.
                                        ---------------------------------------
                                        Carl E. Jones, Jr.
                                        Chief Executive Officer
                                        (Principal Executive Officer)


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Carl E. Jones, Jr. and R. Alan Deer, and each of them (with full power in each to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of the, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                          Title                               Date
---------                          -----                               ----
/s/ CARL E. JONES, JR              Director, Chairman of the Board     July 1, 2004
------------------------------     and Chief Executive Officer
Carl E. Jones, Jr.                 (Principal Executive Officer)


/s/ JACKSON W. MOORE               Director, President, and Chief      July 1, 2004
------------------------------     Executive Officer - Designate
Jackson W. Moore

/s/ D. BRYAN JORDAN                Executive Vice President and        July 1, 2004
------------------------------     Chief Financial Officer
D. Bryan Jordan                    (Principal Financial Officer)


RONALD C. JACKSON                  Senior Vice President and           July 1, 2004
------------------------------     Comptroller
Ronald C. Jackson                  (Principal Accounting Officer)

/s/ ALBERT M. AUSTIN               Director                            July 1, 2004
------------------------------
Albert M. Austin

/s/ SAMUEL W. BARTHOLEMEW, JR.     Director                            July 1, 2004
------------------------------
Samuel W. Bartholemew, Jr.

/s/ GEORGE W. BRYAN                Director                            July 1, 2004
------------------------------
George W. Bryan

/s/ JAMES S. M. FRENCH             Director                            July 1, 2004
------------------------------
James S. M. French

/s/ MARGARET H. GREENE             Director                            July 1, 2004
------------------------------
Margaret H. Greene

/s/ JAMES E. HARWOOD               Director                            July 1, 2004
------------------------------
James E. Harwood

                                   Director
------------------------------
Richard D. Horsley

/s/ PARNELL S. LEWIS, JR.          Director                            July 1, 2004
------------------------------
Parnell S. Lewis, Jr.

/s/ SUSAN W. MATLOCK               Director                            July 1, 2004
------------------------------
Susan W. Matlock

                                   Director
------------------------------
Allen B. Morgan, Jr.

                                   Director
------------------------------
Jorge M. Perez

/s/ MALCOLM PORTERA                Director                            July 1, 2004
------------------------------
Malcolm Portera

/s/ LOU ANN POYNTER                Director                            July 1, 2004
------------------------------
Lou Ann Poynter

/s/ JOHN R. ROBERTS                Director                            July 1, 2004
------------------------------
John R. Roberts

/s/ JON W. ROTENSTREICH            Director                            July 1, 2004
------------------------------
Jon W. Rotenstreich

/s/ MICHAEL S. STARNES             Director                            July 1, 2004
------------------------------
Michael S. Starnes

/s/ W. WOODROW STEWART             Director                            July 1, 2004
------------------------------
W. Woodrow Stewart

                                   Director
------------------------------
Lee J. Styslinger III

/s/ RICHARD A. TRIPPEER, JR.       Director                            July 1, 2004
------------------------------
Richard A. Trippeer, Jr.

/s/ ROBERT R. WALLER               Director                            July 1, 2004
------------------------------
Robert R. Waller, M.D.

/s/ JOHN H. WATSON                 Director                            July 1, 2004
------------------------------
John H. Watson

/s/ C. KEMMONS WILSON, JR.         Director                            July 1, 2004
------------------------------
C. Kemmons Wilson, Jr.

/s/ SPENCE L. WILSON               Director                            July 1, 2004
------------------------------
Spence L. Wilson

/s/ HARRY W. WITT                  Director                            July 1, 2004
------------------------------
Harry W. Witt

      The Regions Financial Corporation 401(k) Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on June 8, 2004.

                                       REGIONS FINANCIAL CORPORATION 401(k) PLAN

                                    By: /s/ TUSA McNARY
                                        --------------------------------------
                                        Tusa McNary
                                        Senior Vice President

      The Regions Financial Corporation Supplemental 401(k) Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on June 8, 2004.

                                                   REGIONS FINANCIAL CORPORATION
                                                        SUPPLEMENTAL 401(k) PLAN

                                    By: /s/ TUSA McNARY
                                        --------------------------------------
                                        Tusa McNary
                                        Senior Vice President

      The Union Planters Corporation Retirement Savings 401(k) Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee, on June 8, 2004.

                                                      UNION PLANTERS CORPORATION
                                                  RETIREMENT SAVINGS 401(k) PLAN

                                    By: /s/ TUSA McNARY
                                        --------------------------------------
                                        Tusa McNary
                                        Senior Vice President

                                  EXHIBIT INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM S-8

Exhibit Number                           Description
--------------                           -----------
      4.1         Regions Financial Corporation Supplemental 401(k) Plan
                  (incorporated herein by reference to Regions Financial
                  Corporation's Registration Statement on Form S-8, Registration
                  No. 333-57264)

      4.2         Union Planters Corporation Amended and Restated 1996 Deferred
                  Compensation Plan for Executives (incorporated herein by reference to Exhibit 10 to Union Planters Corporation's
                  Quarterly Report on Form 10-Q dated September 30, 2002, File
                  No. 1-10160)

      5.1         Opinion of Alston & Bird LLP

      23.1        Consent of Ernst & Young LLP relating to Regions Financial
                  Corporation

      23.2        Consent of PricewaterhouseCoopers LLP relating to Union
                  Planters Corporation

      23.3        Consent of PricewaterhouseCoopers LLP relating to Union
                  Planters Corporation 401(k) Retirement Savings Plan

      23.4        Consent of Alston & Bird LLP (included in Exhibit 5.1)

      24.1 Power of Attorney (included in signature pages to this Registration Statement)
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